THE ASIA TIGERS FUND, INC.


                                                              November 11, 1996


DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1996. Beginning on page two, the Fund's Investment Adviser provides a detailed look at the Fund's allocations and investments, as well as the economic and market conditions of the Asian region.

Since its inception, the Fund has provided its shareholders with dollar-based, broad exposure to the emerging equity markets of the Asian Pacific basin and the Indian subcontinent. As of October 31, 1996, the Fund held 104 issues in 12 Asian countries.

In U.S. dollar terms, the Asian markets' performance was mixed over the 12 months, as can be expected from emerging countries. The tiny stock market of Bangladesh grew 250%, for example, while the Korean market declined 36%. In spite of the volatility these markets have experienced in the last year, we remain optimistic about the region's long-term growth potential. The macroeconomic fundamentals that initially attracted us, such as the region's over 7% annual growth rate, remain in place and have been reinforced by other positives, such as declining rates of inflation.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,

/s/ALAN RAPPAPORT

Alan Rappaport
Chairman

REPORT OF THE INVESTMENT ADVISER

PERFORMANCE

The 12-month period ended October 31, 1996, was mixed for Asian equity investors. Overall, this 12-month period was supported by sound economic growth (despite lower-than-expected export growth), lower-than-expected inflation as well as a stable interest rate environment in Asia. In U.S. dollar terms, six of the 12 markets where The Asia Tigers Fund, Inc. (the "Fund") invests rose while six fell. Four markets in particular, Hong Kong, Malaysia, Taiwan and Bangladesh increased more than 25%. Bangladesh, which is one of the smallest markets in the world, has had extraordinary performance and increased 250% over the last twelve months. Taiwan's market returned 38%, while Hong Kong and Malaysia rose between 25% and 30%. Four markets experienced double-digit declines: Korea (36%), Thailand (29%), Sri Lanka (18%) and Pakistan (14%). India and Singapore also fell, though by less than 10%.

The Fund's net asset value per share ("NAV") on October 31, 1996, was $12.49, rising 3.39% during the period.


COUNTRY ALLOCATION

During the 12-month period, various geographic allocation changes have been made between countries in the region based on the changing underlying economic conditions and relative equity valuations. Since the end of October 1995, the larger changes in the Fund's country weightings include an increase in Taiwan and Hong Kong and a decrease in Thailand and Korea. Our increasingly positive investment view towards Hong Kong and Taiwan is a reflection of the improved fundamentals we see for China. The reductions to Korea and Thailand reflect our lowered expectations, in the near term, for an export-led recovery. The pie charts on page 3 indicate the Fund's breakdown at the end of the Fund's last two fiscal years.


REGIONAL OUTLOOK

Although Asia's economic growth is still strong compared to other regions of the world, relative to its own history, the past year has been one of slowing growth largely due to a sharp slowdown in exports. We continue to believe the region's economic output will grow by more than 7% in both 1996 and 1997. For China, the largest economy in the region, we anticipate that growth will accelerate from 10% this year to 11% in 1997, based on figures published by the Asian Development Bank. Furthermore, we believe China's economic strength will have a stimulative effect on all the economies in the region.

Over the last year, the region's slower economic growth has led to lower inflation. Because most of Asia's currencies are either directly or indirectly linked to the United States dollar, inflation in Asia has not typically been as big a problem as in many of the world's emerging countries.

-------------------------------------------------------------------------------
/                                                                             /
/ The Fund's net asset value is calculated weekly and published in The Wall / / Street Journal every Monday under the heading, "Closed End Funds." The /
/ Fund's NAV is also published in The New York Times on Mondays and in        /
/ Barron's on Saturdays. The Fund is listed on the New York Stock Exchange    /
/ under ticker symbol GRR.                                                    /
/                                                                             /
/ If you have any questions or would like an update on the Fund, please call  /
/ our toll-free phone number, (800) 421-4777. This number provides a          /
/ recorded monthly market review as well as specific details about the Fund,  /
/ its portfolio and performance.                                              /
/                                                                             /
-------------------------------------------------------------------------------

                 OCTOBER 31, 1996                 OCTOBER 31, 1995


                   [PIE CHART]                      [PIE CHART]




Calendar year 1996 is proving to be an especially low inflation year even by Asian standards. In the Philippines, for example, inflation rates hit a seven year low in September of just 4.4%. We believe Singapore's inflation will be below 2% in 1996. Thailand, Indonesia, Hong Kong and China have all seen inflation rates fall significantly to recent year lows. (For example, China's inflation has fallen from more than 23% in 1993 to approximately 10% in 1996.) As Asia's growth rates heat up again, however, investors can expect rising inflation as a natural consequence.

In addition, with U.S. interest rates trending downwards (the 30-year Treasury bond yield had fallen to 6.4% at the time this report was written), and the U.S. stock market hitting higher and higher record levels (the Dow Jones Industrial Index has broken through 6,300), we believe the investment value of Asian equities is very attractive.

The following comments attempt to provide the investor with a brief summary of the Investment Adviser's view on the Fund's target markets and on some of the stocks that make up the portfolio.


GEORGRAPHIC ALLOCATION AS OF OCTOBER 31, 1996

-------------------------------------------------------------------------------
HONG KONG

US$74.9 MILLION, 29.8% OF THE FUND'S INVESTMENT PORTFOLIO

As the largest country weight in the Fund during the past 12 months, we are pleased with the Hong Kong market's strong 28% rise (in U.S. dollar terms).
The stock market is sending a clear signal to the world that Hong Kong's change to Chinese sovereignty on July 1, 1997, is on the right path. The new Chief Executive is due to be appointed by the end of 1996, and residential property prices have moved up 20% over the last 12 months. In addition, the macroeconomic outlook for Hong Kong is improving. Inflation in Hong Kong hit a low annual rate of 4.4% in August. Corporate earnings reported during the past six months have been at the high end of investors' expectations and we expect this growth rate to accelerate in 1997 to 14%. With the stock market trading at 12.6 times our forecast 1997 earnings, we view the market as attractively valued. The five-year average price/earnings ratio of the market in Hong Kong is 15.6 times. In addition, the new China-related listings that have been issued this year and those due to list in the next six to nine months will broaden the market and reduce the Hong Kong market's sensitivity to U.S. interest rates. In summary, looking forward we remain comfortable having Hong Kong as the Fund's single largest country weighting.

HUTCHISON WHAMPOA is the Fund's largest holding in Hong Kong as well as the Fund's biggest holding as a percentage of total net assets (3.1% of NAV) as of 10/31/96. The conglomerate has a diverse group of businesses, including: property investment and development, container terminal operations, retail, telecommunications, media, energy, finance and investment services. In 1995, Hutchison reported earnings per share growth of over 19% on sales of US$4.5 billion. We believe the company's stock is currently undervalued and expect strong outperformance, especially considering Hutchison's early positioning as a major force in China's container terminal industry.

-------------------------------------------------------------------------------
MALAYSIA

US$46.5 MILLION, 18.5% OF THE FUND'S INVESTMENT PORTFOLIO

At this time last year, one of our biggest concerns about the Malaysian economy was the size of its current account deficit, which at that time represented about 9% of the country's economic output. The country seemed to be at great risk of trying to grow too quickly and igniting inflation. During 1996, Malaysia has surprised economic forecasters by the degree to which the current account has been improving; the government has forecast that the current account deficit will shrink to just 4.4% of economic output by the end of next year. In addition, inflation has been falling while corporate earnings have been generally exceeding investors' expectations. Although some of the improvement in the current account deficit can be attributed to the Japanese yen's appreciation versus the Malaysian ringgit rather than an improvement in fundamentals, economic growth is slowing to a more sustainable rate. Looking forward, we are likely to maintain our current Malaysia country weighting.

Among its Malaysia holdings, the Fund is overweight in banking, gaming and consumer stocks while underweight in property and utility companies. The
Fund's largest Malaysian investment is MALAYAN BANKING. With assets in excess of US$37 billion, Malayan Banking is the largest bank in Malaysia. In addition, for the fiscal year ended June 1996, the company was able to report earnings per share growth of 24%. We consider Malayan Banking a key stock for the Fund.

-------------------------------------------------------------------------------
TAIWAN

US$26.5 MILLION, 10.6% OF THE FUND'S INVESTMENT PORTFOLIO

During the past 12 months, Taiwan's importance to the Fund grew from being one of the smaller country weights to one of the largest. The Taiwanese have been raising the limits on the amount of stock foreigners may own. As a result of these market opening measures, Taiwan was added to an important set of stock market indices earlier this year by Morgan Stanley Capital International. In addition to being recognized as an essential stock market within the region, the economy has benefited from falling inflation and rising domestic liquidity. Taiwan's central bank has cut reserve requirements in order to stimulate economic activity. In addition, we believe the property market, which has been in a correction phase for the past few years, has bottomed and will improve from current levels. In recent weeks, Taiwan's central bank has been sending signals that their monetary policy will be less stimulative and we will likely trim the country exposure. Given sensitive China/Taiwan relations, political risk is always a concern for investors. We anticipate that corporate earnings will recover in 1997.

The Fund's largest holding in Taiwan is CHINA STEEL GDR. The company is Taiwan's largest steel producer and ranks among the largest and most efficient producers of steel in the world. In the year ended June 1996, the company reported pre-tax profit growth of 12% on net sales of US$3.2 billion.

-------------------------------------------------------------------------------
SINGAPORE

US$23.4 MILLION, 9.3% OF THE FUND'S INVESTMENT PORTFOLIO

Singapore has been described as the Switzerland of Asia. Its politics have been stable for decades, its currency has been appreciating against the U.S. dollar, inflation is very low (we estimate a rate below 2% for both 1996 and 1997) and the government's financial position is one of the strongest in the world. The country has a savings rate of over 50% and has excellent infrastructure. Singapore's telecommunications, power, road, port and airport facilities rival the best in the world. After a decade of seeing the economy grow an average of 9% per year, Singapore is slowing. The government has set a target of 5%-7% growth for both 1996 and 1997. Slowing economic growth has not gone unnoticed, and the market has fallen 8.1% during the first ten months of 1996. We believe this drop in the market is overdone and may add to the Fund's Singapore investments in the future.

The Fund's largest position in Singapore is OVERSEAS CHINESE BANKING CORPORATION. OCBC has over 50 branches in Singapore, 25 in Malaysia and a further 20 overseas branches in other countries around the world. With assets of over US$44 billion, the bank is among Asia's largest. In addition, the company is one of the largest owners of prime real estate in Singapore. The company's stock commands a premium multiple to its banking peer group given the hidden values on its balance sheet, and we believe OCBC's stock will outperform the broader market.

-------------------------------------------------------------------------------
INDIA

US$18.0 MILLION, 7.2% OF THE FUND'S INVESTMENT PORTFOLIO

With over 7,000 listed companies, nearly one billion people, a transparent and democratic political system, and market-oriented liberalization, India's stock market offers investors one of the largest investment opportunities in the world today. The Congress Party, which had dominated politics since India's independence in 1947, lost power earlier this year to a coalition government. Although this change has meant some upheaval and transition, we view this as a result of India's democratic process in action. As the country overcomes some of its infrastructure challenges (power, roads, ports and airports, for example), we believe this country will see tremendous gains across all sectors. We estimate that the Indian economy will grow in the 6%-7% range in 1996 and 1997 with corporate earnings growth over the same period of between 10%-15%.
We will likely leave the Fund's Indian exposure near its current level.

The Fund's largest position in India is in HINDUSTAN LEVER. The company is the largest consumer products company in India and is the market leader in soaps, detergents and personal care products. With a market capitalization of over US$3.1 billion, the company is one of the largest listed companies in India. The company has maintained a high return on equity and is a core, long-term Indian holding for the Fund.

-------------------------------------------------------------------------------
THAILAND

US$17.2 MILLION, 6.9% OF THE FUND'S INVESTMENT PORTFOLIO

Thailand's stock market has fallen a dramatic 29% during the past 12 months. The country has experienced political turmoil that resulted in a no-confidence motion and new general elections, which are scheduled for November. In addition to the political uncertainty, exports have fallen sharply and there are concerns about domestic interest rates moving higher given the Bank of Thailand's new restrictive policy regarding offshore borrowing.

On the positive side, inflation has slowed dramatically, the current account deficit appears to have peaked and equity valuations look attractive. We expect corporate earnings growth to pick up from 6% this year to 10% in 1997. With the stock market trading at just 14.2 times our 1996 earnings forecast, the Thai market has significant appreciation potential especially considering that the five-year average price/earnings ratio is 19.9 times. We expect to remain guardedly optimistic on the Thai market and expect outperformance from the current depressed levels.

In Thailand, the Fund's largest holding is BANGKOK BANK. With 465 domestic branches and offices in 13 countries, Bangkok Bank is a major presence in Thailand's banking industry. With over US$40 billion in assets, Bangkok Bank was able to report earnings per share growth of nearly 14% in 1995 and has grown earnings a further 7.8% in the nine months ended September 30, 1996.

-------------------------------------------------------------------------------
KOREA

US$10.3 MILLION, 4.1% OF THE FUND'S INVESTMENT PORTFOLIO

Korea's economy is suffering from cyclical downturns in nearly all of its major industries (semiconductors, petrochemicals, steel, autos and machinery) and the stock market has not been spared. For the 12 months ended October 31, 1996, the Korean stock market declined more than 36% in U.S. dollar terms. The country's current account deficit during the first nine months of 1996 has exploded to US$17.1 billion. Korea will need to operate in this very difficult environment until 1) there is a global recovery in its cyclical industries and/or 2) further depreciation of the won improves Korea's export competitiveness. On the positive front, domestic interest rates are heading lower.

On November 8, the Bank of Korea reduced reserve requirements by 1.9%. As domestic interest rates fall, domestic stocks become better investment alternatives. Korea has been accepted to join the Organization for Economic Cooperation and Development and Korea's National Assembly is likely to approve membership before the end of this year. This is a significant achievement and will recognize Korea for its past economic success and further push liberalizing reforms. The Korean government raised the foreign stock ownership limit to 20% on October 1 and will increase it further to 23% by the end of 1997. In the near term, we do not believe the Korean market can move convincingly higher.

KOREA ELECTRIC POWER CORPORATION is Korea's monopoly integrated electric utility company. With a market capitalization of over US$21 billion, the company's capitalization dominates the 700 other companies listed on the Korean Stock Exchange. We believe the utility's monopoly position is one of the safest in Asia given the government's protective policies.

-------------------------------------------------------------------------------
INDONESIA

US$9.5 MILLION, 3.8% OF THE FUND'S INVESTMENT PORTFOLIO

Indonesia, the world's fourth most populous country, has had three decades of political stability with President Suharto's strong leadership. Earlier this year, the stock market stumbled under widespread rumors that the 74-year-old President was having heart trouble. The stock market recovered just as quickly when those rumors were proven false, but investors in Indonesia can expect leadership-succession concerns to flare up from time to time. Indonesia is the only economy in Asia (where the Fund invests) that benefits from rising oil prices. The price of oil has risen more than 40% during the past 12 months.
In addition, the depreciation of the yen helps the country's indebtedness position, since much of Indonesia's debt is being paid off in less valuable yen. In 1997, we expect corporate earnings growth to accelerate to 19% from 1996's growth rate of 14%. Indonesia is a country of enormous investment potential and is likely to grow as a percentage of the Fund's assets in the long term.

Within Indonesia, the Fund is overweighted in consumer and banking stocks and underweighted in property stocks. BANK INTERNATIONAL INDONESIA is one of the Fund's largest Indonesian holdings. The Bank is one of Indonesia's larger private banks with a proven track record of superior profit growth. For 1995, the company reported earnings growth of 29%. With the stock currently trading at a price/earnings ratio of less than 13 times our 1997 forecast earnings, we believe the stock has significant upside potential.

-------------------------------------------------------------------------------
PHILIPPINES

US$8.1 MILLION, 3.2% OF THE FUND'S INVESTMENT PORTFOLIO

We believe that, on average, companies in the Philippines will be able to grow earnings at 28% and 30% in 1996 and 1997, respectively. In addition, during this past September inflation fell to a seven-year low and food prices have come down steadily. Although we expect an increase in inflation as the government implements gasoline price increases, we believe the Philippines offers attractive investment opportunities. We do not have plans at this time to change the Philippines' weighting in the Fund from its current level.

In the Philippines, the Fund's top holding is DM CONSUNJI HOLDINGS. DMCI is a construction company and its projects include high-rise commercial buildings, urban housing, infrastructure and property development. In 1995, the company reported earnings of US$15 million, which represented an increase of more than 45% over 1994's earnings.

-------------------------------------------------------------------------------
PAKISTAN

US$0.9 MILLION, 0.3% OF THE FUND'S INVESTMENT PORTFOLIO

Although the recent removal of Prime Minister Benazir Bhutto and the dissolution of regional and national governments has been turbulent for Pakistan, these changes may pave the way for improved economic and political reform. We remain cautious on increasing the Fund's minor Pakistan exposure until we feel the risk justifies the potential rewards.

The Fund's only holding in Pakistan is PAKISTAN STATE OIL, the country's largest oil marketing company with control of the domestic market and over 2,200 service stations. The company has a market capitalization of over US$450 million which makes it the eleventh largest company on the Karachi Stock Exchange. Pakistan State Oil's monopoly position has allowed it to win key contracts such as the fuel supply agreement for a 1,292 MW Hub power station.

-------------------------------------------------------------------------------
BANGLADESH

US$0.6 MILLION, 0.2% OF THE FUND'S INVESTMENT PORTFOLIO

Although not a large country exposure for the Fund, Bangladesh's incredible 250% rise over the past 12 months has helped the Fund increase its net asset value. That same spectacular rise has made us increasingly cautious about the near term appreciation potential of the market. We have trimmed the Fund's investments to just one holding in Bangladesh.

BEXIMCO PHARMACEUTICALS is the fourth largest company on the Dhaka Stock Exchange with a capitalization of US$309 million. The company dominates the local pharmaceutical market and distributes antibiotics, anti-ulcers, anti-rheumatics, anti-allergenics, anti-depressants and vitamins.

With the stock price appreciating 477% during the first 10 months of 1996, we are an ongoing seller rather than buyer of the stock. As a reference, in the Fund's April 30 semiannual report, the stock closed at a price that was 5.6 times our 1996 earnings forecast and at October 31, the stock closed at over 30 times our 1997 forecast.

-------------------------------------------------------------------------------
SRI LANKA

US$0.1 MILLION, 0.1% OF THE FUND'S INVESTMENT PORTFOLIO

Sri Lanka's civil war in the North has intensified. The cost both in terms of human life and economic potential continues to rise. During 1996, the economy grew by less than 5% and the inflation rate is expected to be 13% this year and 15% in 1997. The Fund maintains a small strategic exposure in Sri Lanka. We believe that good growth possibilities exist while the country adopts market-oriented policies, but we remain cautious for the time being.

At present DEVELOPMENT FINANCE CORPORATION OF CEYLON is the Fund's only
Sri Lankan holding. The company is able to access low-cost funding and can offer attractive financing for companies in need of capital. The company has a dominant market share and a market capitalization of US$175 million as of October 31, 1996.

-------------------------------------------------------------------------------
CHINA

NO CURRENT, DIRECT HOLDINGS

As of the end of the fiscal year, the Fund had no holdings in China. Historically, we have had a cautious view regarding investing directly on the listed exchanges in China (Shenzen and Shanghai). We believe the Chinese exchanges are currently weak in terms of liquidity, size (market capitalization), transaction transparency and quality information, and transaction costs are high. Chinese companies listed in Hong Kong, Taiwan and New York tend to have above average management skills. At this time we believe better alternative China exposures exist on the listed exchanges in Taiwan and Hong Kong, both of which have significant China exposure.

-------------------------------------------------------------------------------
BARCLAYS GLOBAL INVESTORS

London
Hong Kong
November 19, 1996


SCHEDULE OF INVESTMENTS                                                        THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
             COMMON STOCKS                                   85.11%

             BANGLADESH                                       0.22%

             HEALTH/PERSONAL CARE                             0.22%
    62,500   Beximco Pharmaceuticals...............................       $   173,227         $   560,212
                                                                          -----------         -----------
             TOTAL BANGLADESH......................................           173,227             560,212
                                                                          -----------         -----------

             HONG KONG                                       27.37%

             BANKING                                          7.06%
   609,967   Bank of East Asia.....................................         1,886,184           2,382,530
   610,000   Hang Seng Bank........................................         5,924,859           7,238,706
   363,000   HSBC Holdings.........................................         4,159,742           7,394,557
 1,500,000   HSBC Warrants (Exp. date 10/06/97)*...................           340,143             455,915
 1,000,000   HSBC Warrants (Exp. date 10/15/97)*...................           267,124             267,082
                                                                          -----------         -----------
                                                                           12,578,052          17,738,790
                                                                          -----------         -----------
             MULTI-INDUSTRY                                   6.67%
   670,000   Citic Pacific.........................................         2,123,238           3,258,274
 3,300,000   Guangdong Investments.................................         2,219,331           2,368,819
 2,000,000   Hutchison Warrants (Exp. date 1/16/98)*...............           326,638             333,691
 2,500,000   Hutchison Warrants (Exp. date 11/24/97)*..............           367,549             358,912
 1,150,000   Hutchison Whampoa.....................................         6,020,806           8,031,869
   270,000   Swire Pacific A.......................................         1,925,053           2,383,370
                                                                          -----------         -----------
                                                                           12,982,615          16,734,935
                                                                          -----------         -----------
             REAL ESTATE                                     11.77%
 1,000,000   Cheung Kong Holdings..................................         6,076,322           8,018,935
 2,000,000   Cheung Kong Warrants (Exp. date 10/30/97)*............           236,361             219,874
 2,700,000   China Resources Enterprise............................         2,672,677           3,038,142
   400,000   Henderson Land Development............................         3,200,372           3,556,786
   440,000   New World Development.................................         2,279,304           2,560,886
   700,000   Sun Hung Kai Properties...............................         5,801,580           7,967,200
 3,000,000   Sun Hung Kai Properties Warrants (Exp. date 7/10/97)*.           890,332             989,433
   776,255   Wharf Holdings........................................         2,810,930           3,202,728
                                                                          -----------         -----------
                                                                           23,967,878          29,553,984
                                                                          -----------         -----------
             UTILITIES ELECTRIC & GAS                         1.87%
 1,010,000   China Light & Power...................................         4,948,320           4,689,654
                                                                          -----------         -----------
             TOTAL HONG KONG.......................................        54,476,865          68,717,363
                                                                          -----------         -----------



SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

             INDIA                                            7.17%

             AUTOMOBILES                                      1.04%
    75,400   Bajaj Auto............................................       $  1,859,343       $   2,020,775
   303,700   Patheja Forgings......................................            739,031             334,087
    21,800   Tata Engineering......................................            312,878             251,115
                                                                          ------------       -------------
                                                                             2,911,252           2,605,977
                                                                          ------------       -------------
             BANKING                                          0.61%
   500,000   Oriental Bank of Commerce.............................          1,302,065           1,001,962
    35,000   State Bank of India GDR*..............................            495,250             528,500
                                                                          ------------       -------------
                                                                             1,797,315           1,530,462
                                                                          ------------       -------------
             BUILDING MATERIALS & COMPONENTS                  0.26%
    93,000   Gujarat Ambuja Cement.................................            798,884             641,200
                                                                          ------------       -------------
             BUSINESS/PUBLIC SERVICE                          0.61%
   260,000   NIIT..................................................          1,515,962           1,543,021
                                                                          ------------        ------------
             ELECTRICALS & ELECTRONICS                        0.50%
   320,000   Crompton Greaves......................................          2,235,484           1,255,605
                                                                          ------------        ------------
             ENERGY SOURCES                                   0.90%
   255,000   Hindustan Petroleum...................................          2,655,958           2,267,342
                                                                          ------------        ------------

             HEALTH/PERSONAL CARE                             2.03%
   106,300   Dr Reddy's Laboratories...............................            900,798             673,313
   115,000   Hindustan Lever.......................................          2,485,679           2,543,827
   108,000   Ranbaxy Labs..........................................          2,196,601           1,875,925
                                                                          ------------        ------------
                                                                             5,583,078           5,093,065
                                                                          ------------        ------------
             METALS - NON FERROUS                             0.35%
    63,000   Indian Aluminium......................................            321,750             241,900
   155,000   Indian Aluminium GDR..................................          1,038,750             639,375
                                                                          ------------        ------------
                                                                             1,360,500             881,275
                                                                          ------------        ------------
             TEXTILES & APPAREL                               0.87%
   402,350   Arvind Mills..........................................          1,363,052           1,308,089
   230,300   Arvind Mills GDR......................................            950,146             886,655
                                                                          ------------        ------------
                                                                             2,313,198           2,194,744
                                                                          ------------        ------------
             TOTAL INDIA...........................................         21,171,631          18,012,691
                                                                          ------------        ------------

             INDONESIA                                        3.78%

             BANKING                                          0.83%
 2,098,000   Bank Internasional Indonesia-Foreign..................          1,378,648           1,689,574
   400,000   Panin Bank-Foreign....................................            459,064             399,442
                                                                          ------------        ------------
                                                                             1,837,712           2,089,016
                                                                          ------------        ------------


SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

             INDONESIA (CONTINUED)

             BEVERAGE & TOBACCO                               0.80%
   500,000   Gudang Garam-Foreign..................................        $   843,146      $   1,997,208
                                                                           -----------      -------------
             BUILDING MATERIALS & COMPONENTS                  0.68%
   300,000   Indocement Tunggal Prakarsa-Foreign...................            564,054            454,204
   440,000   Semen Gresik-Foreign..................................            940,580          1,266,187
                                                                           -----------      -------------
                                                                             1,504,634          1,720,391
                                                                           -----------      -------------
             FOOD & HOUSEHOLD PRODUCTS                        0.30%
   360,000   Indofoods-Foreign.....................................            852,066            757,651
                                                                           -----------      -------------
             FOREST PRODUCTS & PAPER                          0.19%
   606,760   Indah Kiat Paper-Foreign..............................            305,326            475,609
                                                                           -----------      -------------
             MULTI-INDUSTRY                                   0.33%
   730,000   Bimantara Citra-Foreign...............................            565,079            823,043
                                                                           -----------      -------------
             TELECOMMUNICATIONS                               0.65%
    54,500   Telekomunikasi ADR....................................          1,641,995          1,635,000
                                                                           -----------      -------------
             TOTAL INDONESIA.......................................          7,549,958          9,497,918
                                                                           -----------      -------------

             KOREA                                            4.12%

             APPLIANCES/HOUSE                                 0.45%
    16,615   Samsung Electronics...................................          1,785,202          1,139,257
                                                                           -----------      -------------
             BANKING                                          0.99%
   125,000   Shinhan Bank..........................................          2,895,486          2,481,645
                                                                           -----------      -------------
             CONSTRUCTION & HOUSING                           0.48%
    30,148   Hyundai Engineering & Construction....................          1,532,925            878,097
    11,846   Hyundai Engineering & Construction New................            361,283            334,966
                                                                           -----------      -------------
                                                                             1,894,208          1,213,063
                                                                           -----------      -------------
             METALS - STEEL                                   0.66%
    26,000   Pohang Iron & Steel...................................          2,275,877          1,661,286
                                                                           -----------      -------------
             TELECOMMUNICATIONS                               0.56%
     1,400   Korea Mobile Telecommunications.......................          1,577,931          1,391,683
                                                                           -----------      -------------
             Utilities Electric & Gas                         0.98%
    83,000   Korea Electric Power..................................          3,573,213          2,447,694
                                                                           -----------      -------------
             TOTAL KOREA...........................................         14,001,917         10,334,628
                                                                           -----------      -------------



SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

             MALAYSIA                                        16.70%

             BANKING                                          3.10%
   830,000   DCB Holdings..........................................        $ 2,334,561      $   2,842,241
   500,000   Malayan Banking.......................................          4,353,085          4,948,535
                                                                           -----------      -------------
                                                                             6,687,646          7,790,776
                                                                           -----------      -------------
             BEVERAGE & TOBACCO                               1.28%
 1,100,000   RJ Reynolds...........................................          2,743,577          3,200,712
                                                                           -----------      -------------
             CONSTRUCTION & HOUSING                           0.90%
   275,000   Gamuda................................................          2,270,760          2,253,563
                                                                           -----------      -------------
             INSURANCE                                        0.68%
   350,000   Malaysian Assurance Alliance..........................          1,891,056          1,718,131
                                                                           -----------      -------------
             LEISURE & TOURISM                                2.08%
   420,000   Genting...............................................          3,779,327          3,142,518
 1,200,000   Magnum................................................          1,797,579          2,071,259
                                                                           -----------      -------------
                                                                             5,576,906          5,213,777
                                                                           -----------      -------------
             MACHINERY & ENGINEERING                          1.46%
   730,000   UMW Holdings..........................................          2,282,019          3,352,336
    40,000   United Engineers......................................            280,835            316,706
                                                                           -----------      -------------
                                                                             2,562,854          3,669,042
                                                                           -----------      -------------
             MULTI-INDUSTRY                                   5.25%
   730,000   Berjaya Sports Toto...................................          2,606,695          2,745,447
   325,000   Gadek Malaysia........................................          2,513,770          2,701,900
 1,170,000   Hicom Holdings........................................          3,338,606          3,126,485
 1,300,000   Sime Darby............................................          3,770,897          4,606,097
                                                                           -----------      -------------
                                                                            12,229,968         13,179,929
                                                                           -----------      -------------
             TELECOMMUNICATIONS                               0.87%
   246,000   Telekom Malaysia......................................          2,133,885          2,171,734
                                                                           -----------      -------------
             UTILITIES ELECTRIC & GAS                         1.08%
   680,000   Tenaga Nasional.......................................          2,755,778          2,718,923
                                                                           -----------      -------------
             TOTAL MALAYSIA........................................         38,852,430         41,916,587
                                                                           -----------      -------------


             PAKISTAN                                         0.34%

             ENERGY SOURCES                                   0.34%
    100,000  Pakistan State Oil....................................            891,845            863,295
                                                                           -----------      -------------

             TOTAL PAKISTAN........................................            891,845            863,295
                                                                           -----------      -------------




SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

             PHILIPPINES                                      3.24%

             CONSTRUCTION & HOUSING                           0.94%
 3,250,000   D M Consunji Holdings*................................        $ 2,108,110        $ 2,353,277
                                                                           -----------        -----------
             REAL ESTATE                                      0.88%
 6,500,000   Filinvest Land*.......................................          2,357,276          2,204,649
                                                                           -----------        -----------
             TRANSPORTATION - SHIPPING                        0.54%
 6,269,000   William Gothong*......................................          1,409,498          1,361,787
                                                                           -----------        -----------
             UTILITIES ELECTRIC & GAS                         0.88%
   300,000   Manila Electric-B.....................................          2,278,887          2,206,555
                                                                           -----------        -----------
             TOTAL PHILIPPINES.....................................          8,153,771          8,126,268
                                                                           -----------        -----------

             SINGAPORE                                        9.33%

             AUTOMOBILES                                      0.52%
   125,000   Cycle & Carriage......................................          1,409,469          1,313,641
                                                                           -----------        -----------
             BANKING                                          4.28%
   190,000   Development Bank of Singapore-Foreign.................          2,040,247          2,280,054
   400,000   Overseas Chinese Bank Corp.-Foreign...................          4,621,272          4,572,889
   400,000   United Overseas Bank-Foreign..........................          3,861,614          3,891,216
                                                                           -----------        -----------
                                                                            10,523,133         10,744,159
                                                                           -----------        -----------
             BROADCAST/PUBLISHING                             0.96%
   145,000   Singapore Press-Foreign...............................          2,511,166          2,409,288
                                                                           -----------        -----------
             MULTI-INDUSTRY                                   0.45%
   150,000   Keppel Corporation....................................          1,259,629          1,118,370
                                                                           -----------        -----------
             REAL ESTATE                                      1.84%
    25,000   Bukit Sembawang Estates...............................            546,449            584,037
   210,000   City Developments.....................................          1,423,928          1,655,187
   151,000   City Developments Warrants (Exp. date 7/18/98)*.......            645,991            906,021
   600,000   Wing Tai Holdings**...................................          1,467,710          1,474,118
                                                                           -----------        -----------
                                                                             4,084,078          4,619,363
                                                                           -----------        -----------
             TRANSPORTATION - AIR                             1.28%
   365,000   Singapore Airlines-Foreign............................          3,471,631          3,213,804
                                                                           -----------        -----------
             TOTAL SINGAPORE.......................................         23,259,106         23,418,625
                                                                           -----------        -----------


SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

             SRI LANKA                                        0.04%

             FINANCIAL SERVICES                               0.04%
    20,000   Development Finance Corporation of Ceylon.............        $   120,769        $    98,992
                                                                           -----------        -----------
             TOTAL SRI LANKA.......................................            120,769             98,992
                                                                           -----------        -----------

             TAIWAN                                           5.94%

             BUILDING MATERIALS & COMPONENTS                  0.65%
    81,500   Asia Cement GDR.......................................          1,687,875          1,630,000
                                                                           -----------        -----------

             DATA PROCESSING                                  0.75%
   260,000   Acer Inc. GDR.........................................          1,775,500          1,885,000
                                                                           -----------        -----------
             ELECTRONIC COMPONENTS & INSTRUMENTS              0.95%
   335,000   Advanced Semiconductor Engineering GDR                          2,376,525          2,395,250
                                                                           -----------        -----------
             METALS - STEEL                                   3.59%
   330,000   China Steel GDR.......................................          6,995,000          6,393,750
   275,000   Tung Ho Steel GDR.....................................          2,763,934          2,612,500
                                                                           -----------        -----------
                                                                             9,758,934          9,006,250
                                                                           -----------        -----------
             TOTAL TAIWAN..........................................         15,598,834         14,916,500
                                                                           -----------        -----------

             THAILAND                                         6.86%

             BANKING                                          3.24%
   260,000   Bangkok Bank-Foreign..................................          2,886,012          2,779,874
   600,000   Industry Finance-Foreign..............................          2,367,163          1,768,868
   150,000   Siam Commercial Bank-Foreign..........................          1,563,411          1,367,925
   290,000   Thai Farmer's Bank-Foreign............................          2,795,952          2,222,877
    53,750   Thai Farmer's Bank-Foreign Warrants
             (Exp. date 9/15/02)*..................................             53,366                  0
                                                                           -----------        -----------
                                                                             9,665,904          8,139,544
                                                                           -----------        -----------
             BUILDING MATERIALS & COMPONENTS                  0.55%
    40,000   Siam Cement-Foreign...................................          2,364,588          1,371,069
                                                                           -----------        -----------
             ENERGY SOURCES                                   0.57%
   100,000   PTT Exploration-Foreign                                         1,214,517          1,438,679
                                                                           -----------        -----------
             FINANCIAL SERVICES                               0.63%
   310,000   Dhana Siam Finance & Securities-Foreign...............          1,672,368            822,524
   270,000   Finance One-Foreign...................................          1,704,913            764,151
                                                                           -----------        -----------
                                                                             3,377,281          1,586,675
                                                                           -----------        -----------


SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

             THAILAND (CONTINUED)

             REAL ESTATE                                      0.58%
   175,000   Land and House-Foreign................................        $ 2,755,193        $ 1,458,333
                                                                           -----------        -----------
             TELECOMMUNICATIONS                               0.76%
    40,000   Advanced Info Service-Local...........................            530,056            544,025
   165,000   United Communication-Foreign..........................          2,359,731          1,349,057
                                                                           -----------        -----------
                                                                             2,889,787          1,893,082
                                                                           -----------        -----------
             UTILITIES ELECTRIC & GAS                         0.29%
   250,000   Electricity Generating-Foreign........................            710,435            727,201
                                                                           -----------        -----------
             WHOLESALE                                        0.24%
   140,000   Siam Makro-Foreign....................................            658,436            599,843
                                                                           -----------        -----------
             TOTAL THAILAND........................................         23,636,141         17,214,426
                                                                           -----------        -----------

             TOTAL COMMON STOCKS...................................        207,886,494        213,677,505
                                                                           -----------        -----------

PAR VALUE
($000)
---------------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS                                8.90%

             HONG KONG                                        2.46%

             LEISURE & TOURISM                                0.71%
     1,600   HSH Overseas Finance 5.00%, 01/06/01..................        $ 1,712,208        $ 1,788,000
                                                                           -----------        -----------
             REAL ESTATE                                      1.75%
     3,500   New World 4.375%, 12/11/00............................          3,723,125          4,392,500
                                                                           -----------        -----------

             TOTAL HONG KONG.......................................          5,435,333          6,180,500
                                                                           -----------        -----------

             MALAYSIA                                         1.81%

             MACHINERY & ENGINEERING                          1.08%
     2,000   United Engineers 2.00%, 03/01/04......................          2,306,440          2,695,000
                                                                           -----------        -----------
             TELECOMMUNICATIONS                               0.73%
     1,750   Telekom Malaysia 4.00%, 10/03/04......................          1,863,750          1,834,000
                                                                           -----------        -----------

             TOTAL MALAYSIA........................................          4,170,190          4,529,000
                                                                           -----------        -----------


SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


PAR VALUE                                                   PERCENT
($000)       SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

             TAIWAN                                           4.63%

             DATA PROCESSING                                  0.98%
     1,000   Acer 4.00%, 06/10/01..................................        $ 2,708,650        $ 2,450,000
                                                                           -----------        -----------
             ELECTRONIC COMPONENTS & INSTRUMENTS              1.46%
     3,000   United Micro Electronics 1.25%, 06/08/04..............          3,787,575          3,675,000
                                                                           -----------        -----------
             MERCHANDISING                                    0.86%
     2,000   Far Eastern Department Stores 3.00%, 07/06/01.........          2,118,750          2,150,000
                                                                           -----------        -----------
             TRANSPORTATION - SHIPPING                        1.33%
     3,000   Yangming Marine Transport 2.00%, 10/06/01.............          3,542,187          3,352,500
                                                                           -----------        -----------
             TOTAL TAIWAN..........................................         12,157,162         11,627,500
                                                                           -----------        -----------

             TOTAL CONVERTIBLE BONDS...............................         21,762,685         22,337,000
                                                                           -----------        -----------


NUMBER                                                      PERCENT
OF SHARES    SECURITY                                   OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS                           5.99%

             MUTUAL FUND                                      0.02%
    48,656   Temporary Investment Fund, Inc.
               Temp Cash Portfolio.................................        $    48,656        $    48,656
                                                                           -----------        -----------
             TOTAL MUTUAL FUND.....................................             48,656             48,656
                                                                           -----------        -----------

PAR VALUE
($000)
---------------------------------------------------------------------------------------------------------
             TIME DEPOSIT           0.44%
     1,100   Chase Manhattan Bank
             London Time Deposit 4.875%, 11/01/96..................        $ 1,100,000        $ 1,100,000
                                                                           -----------        -----------
             TOTAL TIME DEPOSIT ...................................          1,100,000          1,100,000
                                                                           -----------        -----------


SCHEDULE OF INVESTMENTS (CONTINUED)                                            THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996


PAR VALUE                                                   PERCENT
($000)                                                  OF HOLDINGS              COST               VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

             UNITED STATES TREASURY BILLS                     5.53%
     4,000   U.S. Treasury Bill 5.16%, 11/07/96....................       $  3,996,560       $  3,996,561
     4,000   U.S. Treasury Bill 5.04%, 12/12/96....................          3,977,040          3,977,243
     3,000   U.S. Treasury Bill 5.01%, 01/23/97....................          2,965,348          2,964,965
     3,000   U.S. Treasury Bill 5.17%, 01/23/97....................          2,964,241          2,964,965
                                                                           -----------        -----------
             TOTAL U.S. TREASURY BILLS.............................         13,903,189         13,903,734
                                                                           -----------        -----------

             TOTAL SHORT-TERM INVESTMENTS..........................         15,051,845         15,052,390
                                                                           -----------        -----------

             TOTAL INVESTMENTS***                              100%       $244,701,024       $251,066,895
                                                                          ============       ============
------------------------
FOOTNOTES AND ABBREVIATIONS:
ADR: American Depositary Receipts
GDR: Global Depositary Receipts

* Non-income producing security
** Passive Foreign Investment Company
*** Aggregate cost for Federal income tax purposes is $245,560,727
    The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
        Excess of value over tax cost                $23,923,560
        Excess of tax cost over value                (18,417,392)
                                                     ------------
                                                      $5,506,168
                                                     ============


See accompanying notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES                                                 THE ASIA TIGERS FUND, INC.
October 31, 1996


ASSETS
Investments, at value (Cost $244,701,024).............................................            $251,066,895
Cash (including $2,106,938 of foreign currency holdings with a cost of $2,106,704)....               2,861,920
Collateral for securities loaned, at value............................................               2,037,000
Receivable for collateral for securities loaned, at value.............................                 625,000
Receivables:
   Dividends..........................................................................                 414,987
   Interest...........................................................................                 157,662
   Securities sold....................................................................               5,063,764
Unamortized organization costs........................................................                  50,590
Prepaid expenses......................................................................                 112,494
                                                                                                  ------------
      Total Assets....................................................................             262,390,312
                                                                                                  ------------

LIABILITIES

Payable for securities purchased......................................................              2,940,605
Payable upon return of  securities loaned.............................................              2,662,000
Due to Investment Manager.............................................................                219,790
Due to Administrator..................................................................                 43,958
Accrued expenses......................................................................                329,788
                                                                                                  ------------
      Total Liabilities...............................................................               6,196,141
                                                                                                  ------------
NET ASSETS............................................................................            $256,194,171
                                                                                                  ============

NET ASSET VALUE PER SHARE ($256,194,171/20,514,984)...................................                  $12.49
                                                                                                  ============


Net assets consist of:
Capital stock, $0.001 par value; 20,514,984 shares issued
      and outstanding (100,000,000 shares authorized).................................                 $20,515
Paid-in capital.......................................................................             286,511,528
Undistributed net investment income...................................................                 257,188
Accumulated net realized loss on investments and
      foreign currency related transactions...........................................             (36,960,561)
Net unrealized appreciation in value of investments and on translation of
      other assets and liabilities denominated in foreign currencies..................               6,365,501
                                                                                                  ------------
                                                                                                  $256,194,171
                                                                                                  ============


See accompanying notes to financial statements.





STATEMENT OF OPERATIONS                                                             THE ASIA TIGERS FUND, INC.
FOR THE YEAR ENDED OCTOBER 31, 1996


INVESTMENT INCOME
Dividends (Net of taxes withheld of $439,056)...........................................         $  3,764,605
                                                                                                 ------------
Interest................................................................................            1,557,995
                                                                                                 ------------
        Total Investment Income.........................................................            5,322,600
                                                                                                 ------------

EXPENSES
Management fees.................................................               2,644,637
Administration fees.............................................                 528,927
Custodian fees..................................................                 462,460
Legal fees......................................................                 182,221
Insurance.......................................................                 142,426
Transfer agent fees.............................................                  74,535
Audit fees......................................................                  72,798
Printing........................................................                  40,157
NYSE fees.......................................................                  33,826
Directors' fees.................................................                  26,240
Amortization of organizational cost.............................                  24,375
Interest expense................................................                   2,333
Miscellaneous...................................................                   3,182
                                                                               ---------
        Total expenses..................................................................             4,238,117
                                                                                                     ---------
        Net Investment Income...........................................................             1,084,483
                                                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES:

Net realized gain (loss) on:
  Security transactions.................................................................            (1,895,886)

  Foreign currency related transactions.................................................              (370,123)
                                                                                                    ----------
                                                                                                    (2,266,009)

Net change in unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies.....................            11,276,163
                                                                                                    ----------

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign
  currencies............................................................................             9,010,154
                                                                                                    ----------


Net increase in net assets resulting from operation.....................................          $ 10,094,637
                                                                                                  ============

See accompanying notes to financial statements.




STATEMENT OF CHANGES IN NET ASSETS                                                              THE ASIA TIGERS FUND, INC.



                                                                            FOR THE YEAR                 FOR THE YEAR
                                                                               ENDED                        ENDED
INCREASE (DECREASE) IN NET ASSETS                                         OCTOBER 31, 1996             OCTOBER 31, 1995
                                                                          ----------------             ----------------
OPERATIONS
Net investment income....................................................    $ 1,084,483                  $ 1,746,883
Net realized loss on investments and foreign currency
   related transactions..................................................     (2,266,009)                 (35,295,462)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
   liabilities denominated in foreign currencies.........................     11,276,163                    1,078,455
                                                                            ------------                 ------------
        Net increase (decrease) in net assets resulting from operations..     10,094,637                  (32,470,124)
                                                                            ------------                 ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.08 and $0.06 per share, respectively)..........     (1,661,714)                  (1,169,355)
Net realized gains ($0.17 per share).....................................             --                   (3,487,548)
                                                                            -------------                -------------
        Net decrease in net assets from distributions....................     (1,661,714)                  (4,656,903)
                                                                            -------------                -------------

CAPITAL SHARE TRANSACTIONS
Offering costs charged to capital........................................             --                      (21,715)
                                                                            ------------                 ------------
        Net decrease in net assets resulting from capital share                       --                      (21,715)
         transactions....................................................   ------------                 ------------


Total increase (decrease) in net assets..................................      8,432,923                  (37,148,742)
                                                                            ------------                 ------------
NET ASSETS
Beginning of year........................................................    247,761,248                  284,909,990
                                                                            ------------                 ------------

End of year (including undistributed net investment income
   of $257,188 and $1,204,542 respectively)..............................   $256,194,171                 $247,761,248
                                                                            ============                 ============

See accompanying notes to financial statements.



FINANCIAL HIGHLIGHTS                                                                            THE ASIA TIGERS FUND, INC.
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                         FOR THE PERIOD
                                                                                                        NOVEMBER 29, 1993
                                                                                                          (COMMENCEMENT
                                                                       FOR THE            FOR THE        OF OPERATIONS)
                                                                      YEAR ENDED         YEAR ENDED          THROUGH
                                                                   OCTOBER 31, 1996   OCTOBER 31, 1995  OCTOBER 31, 1994
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period.............................  $  12.08            $  13.89          $   13.97<FN1>
                                                                      ---------           ---------          ---------
   Net investment income............................................      0.05                0.09               0.05
   Net realized and unrealized gains (losses) on investments, foreign currency holdings, and translation of other
     assets and liabilities denominated in foreign currencies.......      0.44               (1.67)             (0.11)
                                                                      ---------           ---------         ----------
   Net increase (decrease) from investment operations...............      0.49               (1.58)             (0.06)
                                                                      ---------           ---------         ----------

   Less Distributions:
      Dividends from net investment income..........................     (0.08)              (0.06)             (0.02)
      Distributions from net realized gains.........................        --               (0.17)                --
                                                                      ---------           ---------         ----------
   Total dividends and distributions................................     (0.08)              (0.23)             (0.02)
                                                                      ---------           ---------         ----------
   Net asset value, end of period...................................  $  12.49            $  12.08          $   13.89
                                                                      =========           =========         ==========


Per share market value, end of period...............................     10.38               10.38              12.38
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE<FN2>..................      0.59%             (14.17)%           (11.65)%


RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)..............................  $256,194            $247,761          $284,910
   Ratios of expenses to average net assets.........................   1.60%               1.65%             1.60%<FN3>
   Ratios of net investment income to average net assets............   0.41%               0.71%             0.38%<FN3>
   Portfolio turnover................................                  91.57%              77.88%            45.51%
   Average commission rate paid<FN4>                                  $0.0084               N/A               N/A

1 Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.

2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended
  October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of
  $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

3 Annualized

4 Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS                        THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1996

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on November 29, 1993, the Fund had no activities other than the sale of 3,567 shares of capital stock to Oppenheimer & Co., Inc. ("Oppenheimer") and 3,567 shares of capital stock to Barclays Global Investors International, Inc. ("BGI"), formerly known as BZW Investment Management, Inc. At October 31, 1996, Oppenheimer and BGI each owned 3,567 shares of the Fund's Capital Stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finacial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued

   (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
   (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
   (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1996, the Fund had a net capital loss carryover of $36,125,028, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $34,278,141 will expire in the year 2003 and $1,846,887 will expire in the year 2004.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and
   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or losses for federal income tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 1996, the Fund reclassified $370,123 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses. Net investment income and net assets were not affected by the change.

LOANS OF PORTFOLIO SECURITIES. The Fund, through its custodian as lending agent, may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities (outside the U.S.) loaned, which are marked-to-market daily. Such collateral is invested in short term instruments by the lending agent and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the lending agent as interest income.

OTHER. Costs incurred by the Fund in connection with its organization are being amortized on a straight line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc., a subsidiary of Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"), and BGI serves as the Fund's Investment Adviser under the terms of an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1996, fees paid to the Investment Manager amounted to $2,644,637, of which the Investment Manager informed the Fund it paid $1,322,318 to the Investment Adviser.

Oppenheimer serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 1996, these fees amounted to $528,927.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $225,528,336 and $222,842,408, respectively, for the year ended
October 31, 1996.

NOTE D: PORTFOLIO SECURITIES LOANED

At October 31, 1996, the market value of the securities loaned and amount of collateral received/receivable with respect to such loans were $2,430,432 and $2,662,000, respectively. For the year ended October 31, 1996, net earnings to the Fund from investment of such collateral was $4,186, after deducting borrowers' rebate and agency fees of $30,543 and $4,186 respectively.

NOTE E: OTHER

At October 31, 1996, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions involve special risks and considerations not present with respect to U.S. securities.

Additionally, the Fund owned securities of certain companies in India, Malaysia and the Philippines valued at approximately $6,462,287 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in these countries, and such transfers can take a year or longer. Securities regulations in these countries normally preclude the Fund from selling such securities until the completion of the registration process.

-------------------------------------------------------------------------------
/                                                                             /
/  U.S. FEDERAL TAXATION NOTICE (UNAUDITED)                                   /
/                                                                             /
/  The Fund paid foreign taxes of $439,056 during the fiscal year             /
/  ended October 31, 1996, which it intends to pass through pursuant          /
/  to Section 853 of the U.S. Internal Revenue Code to its shareholders.      /
/  During the same year, the Fund distributed $1,661,714 of foreign           /
/  source income.                                                             /
/                                                                             /
-------------------------------------------------------------------------------

REPORT OF                                            THE ASIA TIGERS FUND, INC.
INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 29, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 20, 1996

DIVIDENDS AND DISTRIBUTIONS;                        THE ASIA TIGERS FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PNC Bank, National Association (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan
Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15. Any

DIVIDENDS AND DISTRIBUTIONS; (CONTINUED)             THE ASIA TIGERS FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

RESULTS OF THE ANNUAL SHAREHOLDERS MEETING          THE ASIA TIGERS FUND, INC.

The Fund held its annual shareholders meeting on February 23, 1996. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1996. The following tables provide information concerning the matters voted on at the meeting:


I. ELECTION OF DIRECTORS

NOMINEE             VOTES FOR          VOTES ABSTAINED
-------             ---------          ---------------

Leslie H. Gelb      15,319,038         386,869


II. RATIFICATION OF PRICE WATERHOUSE LLP AS THE
INDEPENDENT ACCOUNTANTS OF THE FUND

VOTES FOR           VOTES AGAINST      VOTES ABSTAINED
---------           -------------      ---------------

15,400,062          187,343            118,502

        THE ASIA TIGERS FUND, INC.

           INVESTMENT ADVISER:
        BARCLAYS GLOBAL INVESTORS
           INTERNATIONAL, INC.                    THE ASIA TIGERS FUND, INC.
                                                               Annual Report
           INVESTMENT MANAGER:                              October 31, 1996
        ADVANTAGE ADVISERS, INC.

             ADMINISTRATOR:
         OPPENHEIMER & CO., INC.

          SUB-ADMINISTRATOR:
               PFPC INC.

            TRANSFER AGENT:
     PNC BANK, NATIONAL ASSOCIATION

              CUSTODIAN:
     THE CHASE MANHATTAN BANK, N.A.











                                    ADVANTAGE ADVISERS, INC.